UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss.240.14a-12


                             WILLIAMS CONTROLS INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)   Title of each class of securities to which transaction applies:
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       2)   Aggregate number of securities to which transaction applies:
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       3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was
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            determined):
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       4)   Proposed maximum aggregate value of transaction:
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       5)   Total fee paid:
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[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


       1)   Amount Previously Paid:
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       2)   Form, Schedule or Registration Statement No.:
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       3)   Filing Party:
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       4)   Date Filed:
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                             WILLIAMS CONTROLS, INC.

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                               Proxy Solicitation
                                Telephone Script
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FOR INTERNAL USE ONLY


This is [Name of Caller] __________________ calling on behalf of Williams Controls, Inc.

Mr./Mrs. _______________________________ as of yet we have not received your voted proxy. Have you received the proxy materials in the mail? [If not, then help the shareholder
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obtain the material he/she requires.] The Company's annual meeting has been adjourned and proposal 2 is still open for a vote. Proposal number two relates to amending the Company's Certificate of Incorporation to increase the number of the Company's authorized shares of common stock to 125,000,000.

[Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of all proposals. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.]

At your earliest convenience, please vote by signing and dating the proxy card you received and returning it in the envelope provided. [If the shareholder has already sent in the proxy, do not ask how the shareholder voted.]

Thank you for your time and have a good day.